• August 8, 2022 Enercom C H R I S W R I G H T, C E O & C H A I R M A N

2 Important Disclosures FORWARD LOOKING STATEMENTS The information in this presentation includes “forward-looking statements”. All statements, other than statements of historical fact included in this presentation regarding Liberty Energy Inc.’s (“Liberty” or the “Company”) including, without limitation, statements about our expected growth from recent acquisitions such as the acquisition from Schlumberger (the “OneStim acquisition”) and PropX (the “PropX acquisition”) as well as statements regarding strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management, oil and natural gas demand and prices and the outlook for the oil and gas industry, future global economic conditions, and the impacts of the novel strain of the coronavirus pandemic are forward-looking statements. When used in this presentation, words such as “could”, “believe”, “anticipate”, “intend”, “estimate”, “expect”, “project”, “assume”, “outlook”, “position”, “potential”, “likely”, “plan”, “anticipate”, “may”, “will”, “should” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about anticipated benefits of the acquisitions and other future events and are based on currently available information as to the outcome and timing of future events. Liberty cannot assure you that our assumptions and expectations will be correct. Except as otherwise required by applicable law, Liberty disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Liberty cautions you that these forward-looking statements are subject to all of the risks and uncertainties incident to significant acquisitions as well as incidental to hydraulic fracturing services, most of which are difficult to predict and many of which are beyond its control. These risks include, but are not limited to, less than anticipated synergies, difficulties, a decline in demand for the Company’s services, capital spending by the oil and natural gas industry, the cyclical nature and volatility of the oil and natural gas industry, hydrocarbon price volatility, competition within the Company’s service industry, reliance on a limited number of suppliers, environmental risks, regulatory changes, the inability to comply with the financial and other covenants and metrics in the Company’s credit facilities, cash flow and access to capital and the timing of capital expenditures. Should one or more of the risks or uncertainties described in this presentation occur, or should underlying assumptions prove incorrect, Liberty’s actual results and plans could differ materially from those expressed in any forward-looking statements. INDUSTRY AND MARKET DATA This presentation has been prepared by Liberty and includes market data and other statistical information from sources believed by Liberty to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on Liberty’s good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although Liberty believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. NON-GAAP FINANCIAL AND OPERATIONAL MEASURES Liberty uses EBITDA, Adjusted EBITDA and Cash Return on Capital Invested (CROCI) financial and operational measures that are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”), in this presentation. These financial and operational measures are used as supplemental non-GAAP financial measures by Liberty’s management and by external users of Liberty’s financial statements, such as industry analysts, investors, lenders and rating agencies. Liberty believes these financial and operational measures are useful to external users of its consolidated and combined financial statements, such as industry analysts, investors, lenders and rating agencies because it allows them to compare its operating performance on a consistent basis across periods by removing the effects of capital structure (such as varying levels of interest expense), asset base (such as depreciation and amortization) and other items that impact the comparability of financial results from period to period. Liberty management believes these financial and operational measures provide useful information regarding the factors and trends affecting its business in addition to measures calculated under GAAP. Liberty defines EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization. Liberty defines Adjusted EBITDA as EBITDA adjusted to eliminate the effects of items such as non-cash stock based compensation expense, new fleet or new basin start-up costs, fleet lay-down costs, costs of asset acquisitions, gain or loss on the disposal of assets, asset impairment charges, bad debt reserves, and non-recurring expenses that management does not consider in assessing ongoing performance. Liberty excludes the foregoing items from net income (loss) in arriving at Adjusted EBITDA because these amounts can vary substantially from company to company within its industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. For periods prior to 2021, Liberty did not eliminate non-cash stock based compensation expense from Adjusted EBITDA, but began to do so in 2021 in order to be more consistent with practices of other companies in Liberty’s industry. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as historic costs of depreciable assets, none of which are components of Adjusted EBITDA. Adjusted EBITDA is not a measure of net income (loss) or net cash provided by operating activities as determined by GAAP. Adjusted EBITDA or CROCI should not be considered an alternative to net income, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. You should not consider Adjusted EBITDA and CROCI in isolation or as a substitute for an analysis of Liberty’s results as reported under GAAP. Because Adjusted EBITDA and CROCI may be defined differently by other companies in Liberty’s industry, Liberty’s computations of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies, thereby diminishing its utility. Liberty defines Cash Return on Capital Invested as the ratio of Adjusted EBITDA to average gross capital invested (total assets plus accumulated depreciation less non-interest bearing current liabilities). Future figures of Adjusted EBITDA and Cash Return on Capital Invested provided herein are models only and a quantitative reconciliation between these non-GAAP measures to GAAP measures cannot be provided without unreasonable effort due to the varying nature of depreciation, interest expense, tax rate and similar financial and operational calculations included therein. The significance of such unavailable information may substantially vary the future models provided herein. Reconciliations of EBITDA, Adjusted EBITDA and CROCI to the most directly comparable financial measure calculated in accordance with GAAP is presented in the Appendix hereto.

Liberty: A Premier North American Completions Service Provider

A Decade of Liberty: Compelling Value Creation

SUPERIOR RETURNS

Liberty's proven performance across cycles with 23% average CROCI[1] driven by accretive investment in downcycles and balance sheet strength, with full exposure to upside

TECHNOLOGY

Innovative engineering and technology solutions and over 500 patents[2] together increase E&P operator efficiencies, improve E&P well costs per BOE and increase Liberty returns

CULTURE & PRINCIPLES

Relentless pursuit of excellence through innovation, individual empowerment and a full suite of technology to drive efficiency and support deep customer relationships

ESG: RAISING THE BAR

Rigorous design, analysis and implementation of next generation practices and equipment coupled with automation advancements support operator sustainable development and emission reduction goals

(1) Cash Return on Capital Invested (CROCI) defined as the ratio of adjusted EBITDA to average Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities); CROCI of 23% represents the 2012-2021 average. Please see sslide 23 and 24 for reconciliations of the non-GAAP measures EBITDA and Adjusted EBITDA to net income, and CROCI.

(2) Includes patents, patent applications and patent licenses.

3 LIBERTY

An Unrivaled Completions Service Provider: Technology, Integration & Scale

A New Era of Leadership in a Structurally Changed Industry



LEADING THE INDUSTRY WITH DISCIPLINE & RETURNS

4th | 2nd Largest NAM OFS | Completions(1)(4)	**23%** 10-Year Average CROCI(2)(3)	**$943M | $105M** 2Q22 Revenue | Net Income
Vertically Integrated Technology Leader	**44%** Higher Average CROCI Relative to S&P 500	**$196M | $0.55** 2Q22 Adjusted EBITDA(3) | EPS

Source: Company filings, Factset, Bloomberg

(1) Based on YE 2021 revenue for NAM operations; peers include publicly traded oilfield services companies with NAM revenue.

(2) Cash Return on Capital Invested (CROCI) defined as the ratio of adjusted EBITDA to average Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities); CROCI of 23% represents the 2012-2021 average.

(3) Please see slides 23 and 24 for a reconciliation of the non-GAAP measures EBITDA and Adjusted EBITDA to net income, and CROCI.

(4) Based on total horsepower.

4 LIBERTY

Q2 2022 Highlights and Recent Announcements

Outlook Increasingly Favorable

Q2 RESULTS & RECENT ANNOUNCEMENTS

- Q222 record revenue of $943M
- Q222 Adjusted EBITDA(1) of $196M exceeded FY21 level
- Q222 EPS of $0.55
- Published 2nd annual Bettering Human Lives ESG report highlighting
  - Importance of energy in the modern world
  - Liberty's leadership in clean energy technology innovation
- Announced Liberty's entry into unconventional geothermal resource development
  - $10M Fervo Energy investment

FINANCIAL DEVELOPMENTS & OUTLOOK

- Reinstated capital return program with $250M share repurchase authorization
  - Represents ~10% of market capitalization
- 2023 FCF conversion potential to exceed ~50%
  - Technology investment commands premium prices
  - Margin enhancement initiatives
- Leading edge fleet economics at 2018 prior cycle peak despite net service pricing below prior cycle
  - Improved profitability driven by technology, efficiency, scale and vertical integration

(1) Please see slide 23 for a reconciliation of the non-GAAP measures EBITDA and Adjusted EBITDA to net income.

5 LIBERTY

6 Liberty Cash Return on Capital Invested(1) (CROCI) 47% 19% 29% 14% (1%) 44% 44% 21% 3% 5% 22% -5% 5% 15% 25% 35% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Annualized 1H22 Proven Steward of Capital in the Energy Sector Liberty’s Unmatched Track Record of Attractive Returns and Equity Financing Disciplined Growth High Rates of Return Balance Sheet Strength Unmatched Innovation Long-term Partnerships Strategic Priorities 1 2 3 4 5 23% LBRT Average(2) 16% S&P 500(3) Average Source: Company filings, Factset, Bloomberg (1) Cash Return on Capital Invested (CROCI) is an operational measure defined as the ratio of Adjusted EBITDA to the average of the beginning and ending period Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities). Please see slides 23 and 24 for reconciliations of the non-GAAP measures EBITDA and Adjusted EBITDA to net income, and Cash Return on Capital Invested. (2) Averages reflect the 2012-2021 10-year period (3) S&P 500 average for the 2012-2021 period excluding Financials and Real Estate constituents. 0% 10% OSX Average(2) Schlumberger OneStim® Acquisition Sanjel Acquisition M I D - C Y C L E R E T U R N S A C H I E V E D I N 1 H 2 0 2 2 CROCI at 22%, near Liberty 10-year average

7 47% 19% 29% 14% (1%) 44% 44% 21% 3% 5% 22% -5% 5% 15% 25% 35% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Annualized 1H22 -5% 5% 15% 25% 35% 45% Managing the Cycle for Long Term Returns Liberty’s Investment Philosophy Source: Company filings Note: Cash Return on Capital Invested (CROCI) is an operational measure defined as the ratio of Adjusted EBITDA to the average of the beginning and ending period Gross Capital Invested (Total Assets plus Accumulated Depreciation less Non-Interest Bearing Current Liabilities). Please see slides 23 and 24 for reconciliations of the non-GAAP measures EBITDA and Adjusted EBITDA to net income, and Cash Return on Capital Invested. Build the BDFC! Small Amount of Equity Reinvest at High Rates of Return Strong Balance Sheet Strategic Acquisitions How We Built Liberty 1 2 3 4 5 Liberty Built with Cash Flow 50%+ of Capital Used Since Inception M A I N TA I N B A L A N C E S H E E T S T R E N G T H G E N E R AT E F C F I N V E S T F O R G R O W T H

Cash Priorities: Maximizing the Value of Each Liberty Share

Reinitiating Share Repurchases while Retaining Flexibility to Drive Profitability Expansion

INVESTING FOR HIGH RETURNS

- Early cycle investment expands free cash flow returns
- Growing competitive advantages
- Industry-leading fleet efficiency and emissions
- Vertical integration driving higher per fleet economics
- Wet sand handling technology unique in industry

BALANCE SHEET STRENGTH

- Ample liquidity
- Strong balance sheet through cycles
- Low leverage profile of 0.7x net debt to Adjusted EBITDA(1)

RETURN OF CASH PRIORITIES

- Reinstated capital return program with $250M share repurchase authorization
  - Opportunistic repurchases when share price is dislocated
  - Retain flexibility to focus on profitable investments

(1) Please see slide 23 for a reconciliation of the non-GAAP measures EBITDA and Adjusted EBITDA to net income.

8 LIBERTY

9 Multi-Year Underinvestment Constrains Supply in a Rising Demand Environment Worldwide Oil Supply and Demand Remain Tight 75 80 85 90 95 100 105 Q1 2017 Q1 2018 Q1 2019 Q1 2020 Q1 2021 Q1 2022 Q1 2023 Production Consumption Millions barrels per day Global Oil (Liquid Fuels) Production & Consumption Source: U.S. Energy Information Administration (EIA): Short Term Energy Outlook July 2022 Oil supply remains constrained… • Global underinvestment in energy infrastructure • Low global inventories • Limited OPEC spare production capacity • Limited refining capacity ➢ North America is expected to be the largest supplier of 2023 incremental supply … while demand continues to increase • Recovery in travel (jet fuel) • Modest global GDP growth • China emergence from Covid lockdowns ➢ Majority of 2023 incremental demand is expected to be from non- OECD countries

10 Rapid Tightening Drives Pricing Frac Market Dynamics Frac Horsepower at High Utilization Source: Rystad and Company Estimates 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 0 5 10 15 20 25 30 2017 2018 2019 2020 2021 2022E 2023E 2024E 2025E 2026E Demand Supply Utilization H y d ra u lic H o rs e p o w e r (H H P ) (i n m ill io n s ) U tiliz a tio n Increased Frac Intensity Equals increased demand for HHP Frac Capacity Utilization Expected to exceed 2018 cycle peak Tight Frac Supply E&P production growth bottleneck Flight to Quality E&P demand for execution Significant Attrition 2017-2021

Business Cycle Dynamics
Why Is This Cycle Different?

WHY IS THIS CYCLE DIFFERENT?

- 65%+ OF ACTIVE FRAC CAPACITY IS WITH THE TOP 5 PLAYERS[1]
- EQUIPMENT, SUPPLY CHAIN AND LABOR REMAIN CONSTRAINED
- AVAILABILITY OF CAPITAL IS LIMITED
- SECULAR SHIFT TO NEXT GENERATION EQUIPMENT


INDUSTRY CONSOLIDATION
SUPPLY CONSTRAINTS
LIMITED SUPPLY OF CAPITAL

(1) Rystad & Company Estimates

11 LIBERTY

An Advantaged Platform of Scale and Vertical Integration

Drives Returns and Service Quality

Industry's second largest, most advanced fleet of available horsepower

Fully integrated with frac, reducing NPT

Leading edge containerized sand transportation and the industry's only wet sand handling technology equipment


HYDRAULIC FRACTURING
Engineering & Execution
SAND MINES
Freedom Proppants
EQUIPMENT DESIGN & MFG
ST9
LOGISTICS
Software AI and Real Time Data
PROPPANT HANDLING EQUIPMENT
PropX
WIRELINE
Fully Integrated

Liberty's own sand supply provides customers with stability, assurance, and continuity in frac operations

Leading frac equipment design and manufacturing including best-in-class frac fleet development

Direct control of technology, development and execution

CAPTURING MARGIN WITH VERTICAL INTEGRATION

TECHNOLOGY-DRIVEN INDUSTRY-LEADING EFFICIENCY

SUPPLIER PARTNER OF CHOICE - SCALE AND COLLABORATIVE CULTURE

CUSTOMER PARTNER OF CHOICE - BREADTH OF SERVICE AND QUALITY

12 LIBERTY

13 Next Generation Frac Fleets Technology Expands the Liberty Premium Technology Platform Drives Competitive Advantage Digital Technology Streamlining Operations & Maintenance Workflow Integrated Operations, Supply Chain & Logistics Platform Big Data Analytics to Optimize Well Productivity Fleet Automation & Real-Time Predictive Analytics

14 Secular Shift from Diesel to Natural Gas Next Generation Frac Fleet Technology $0 $5 $10 $15 $20 $25 Tier 4 DGB at 50% Natural Gas Substitution Tier 4 DGB at 75% Natural Gas Substitution digiFrac 100% Natural Gas 53% 43% 38% 35% 31% 37% 43% 46% 48% 50% 10% 14% 16% 17% 20% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2022 2023 2024 2025 2026 Diesel Dual Fuel Electric Millions Fuel Savings Natural Gas Substitution for Diesel Industry Frac Fleet Composition Rystad Energy Outlook 4% lower emissions 6% lower emissions 40% lower emissions Emissions reduction relative to Tier 4 diesel Why Next Gen? • Significant operational savings from diesel to natural gas fuel cost arbitrage • Significant emissions reduction with a move to Liberty’s digiFrac electric fleet Industry projected transition to Next Gen. • ~50% is diesel to dual fuel upgrades (not new builds) • ~50% is electric fleet new builds offsetting the natural attrition cycle (~10% annually) Source: The Shale Revolution: Frac Fleet Emissions, April 2022; Company Estimates Source: Rystad Energy

digiFrac Differentiation

Modular Design Delivers Lowest Emissions, Highest Efficiency



LIBERTY

EMISSIONS
- Highest thermal efficiency
- 35% CO_2e reduction vs. Tier 4 DGB

REDUNDANCY
- Minimize single points of failure
- Modular power supply
- 10 electric motors per digiFrac pump

MODULARITY
- Fleet size matched to job requirements
- Flexibility to use 0% to 100% grid power

CAPITAL EFFICIENCY
- Optimal amount of assets for project
- Total capital investment in-line with Tier 4 DGB Quiet Fleet

ROBUST SUPPLY CHAIN
- Automotive and industrial component sourcing ensures extensive, scalable supply chain

DURABILITY
- Core components sourced from industries with testing/operational conditions like frac environment (shock, dust, weather)

OPERATIONAL EFFICIENCY
- Enhanced automation and controls capabilities
- Improved uptime vs traditional pumps
- Extended time between major rebuilds

15 LIBERTY

ESG: An Unrivaled Commitment to Environmental Progress

Performance with Purpose: Business Strategy Advances Industry ESG Efforts and Liberty Returns

2012
Slickwater Design
Increasing Bakken oil productivity by 50%

2013
Dual Fuel
Liberty's first dual fuel fleet reduces $PM_{2.5}$ emissions

2014
Containerized Sand
Reduces dust, noise and truck traffic

2015
Spirit
Fluid system places proppant cheaper and cleaner

2016
Quiet Fleet™
Liberty introduces Quiet Fleet™ technology

2018
T4 DGB CAT Field Test Partnership
Step change in emissions reduction

2020
Next Gen Frac Fleet White Paper
ESG profile quantified for Next Gen fleets

2020
T4 DGB
Fleets deployed

2020
Schlumberger OneStim
Proprietary controls, novel software, fleet automation

2021
digiFrac™
Electric fleet launch

2021
PropX
Last-mile proppant delivery solutions

2022
Enhanced Geothermal
Fervo Energy

Source: Society of Petroleum Engineers

16 LIBERTY

17 The Importance of Energy in the Modern World Liberty’s 2022 Bettering Human Lives Report

18 Three Global Energy Challenges Energy Poverty Secure Supply of Reliable, Affordable, Clean Energy Climate Change Using Low-Cost Energy as an Agent of Human Well-Being

19 Four Pillars of the Modern World: Steel, Cement, Plastics, and Fertilizer The Critical Link Hydrocarbons Play in Geopolitics, Food Security and the Pillars of the Modern World Expanded Coverage in 2022 Report Food and Hydrocarbons • Sri Lanka case study Geopolitics and Hydrocarbons Texas Electricity Grid

20 Myths Behind Commonly Used Phrases Dangerous Misconceptions • “Climate Crisis” • “Energy Transition” • Electricity = Energy • “Clean Energy” and “Dirty Energy” • CO2 = Pollution

Liberty: Creating Value with Sustainable Competitive Advantages

Compelling Investment Rationale

2ND LARGEST NORTH AMERICAN COMPLETIONS COMPANY
Advantaged Scale, Vertical Integration & Diversification

LEADING RETURNS AND FREE CASH FLOW POTENTIAL
Long-Term Investment Approach with Operational Leverage to the Upcycle

STRONG BALANCE SHEET WITH AMPLE LIQUIDITY
Maintain Optionality to Capitalize on Market Opportunities

SUPERIOR TECHNOLOGY AND SERVICE
Rapid Technical Innovation and Leading Service Quality Drives Premium Price, Efficiency & Utilization

INDUSTRY ESG LEADERSHIP
Executing on What Really Makes a Difference

EXPERIENCED AND PROVEN MANAGEMENT TEAM
A History of Collaboration Underpins Cohesive Leadership and Promotes Stability

21 LIBERTY

Appendix A: Supplemental Materials

23 Reconciliation and Calculation of Non-GAAP Financial Measurements Quarter Ended Quarter Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended 30-Jun-22 31-Mar-22 31-Dec-21 31-Dec-20 31-Dec-19 31-Dec-18 31-Dec-17 31-Dec-16 31-Dec-15 Net income (loss) $105 ($5) ($187) ($161) $75 $249 $169 ($61) ($9) Depreciation, depletion & amortization $77 $75 $263 $180 $165 $125 $81 $41 $36 Interest expense $5 $4 $16 $15 $15 $17 $13 $6 $6 Income tax expense (benefit) $0 $1 $9 ($31) $14 $40 $0 $0 $0 EBITDA (1) (2) $188 $74 $101 $3 $269 $431 $263 ($13) $33 Stock based compensation expense $4 $7 $20 $17 $14 $6 $0 $0 $0 Fleet start-up and lay-down costs $5 $1 $3 $12 $4 $10 $14 $4 $1 Transaction, severance and other costs $2 $1 $15 $21 $0 $1 $4 $5 $0 (Gain) loss on disposal of assets ($3) $5 $1 $0 $3 ($4) $0 ($3) $0 Provision for credit losses $0 $0 $1 $5 $1 $0 $0 $0 $6 Loss (gain) on remeasurement of liability under tax receivable agreement $0 $4 ($19) $0 $0 $0 $0 $0 $0 Adjusted EBITDA (1) (2) $196 $92 $121 $58 $291 $444 $281 ($6) $41 EBITDA and Adjusted EBITDA Reconciliation (1) EBITDA and Adjusted EBITDA are financial measures not presented in accordance with GAAP. (2) Amounts above may not add up to total due to rounding.

24 Reconciliation and Calculation of Non-GAAP Financial Measurements (Cont’d) Quarter Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended 30-Jun-22 31-Dec-21 31-Dec-20 31-Dec-19 31-Dec-18 31-Dec-17 31-Dec-16 31-Dec-15 Total Assets $ 2,335 $ 2,041 $ 1,890 $ 1,283 $ 1,117 $ 852 $ 451 $ 297 Net PP&E $(1,267) $(1,199) $(1,121) $(652) $(627) $(495) $(277) $(190) Gross PP&E $ 2,268 $ 2,062 $ 1,743 $ 1,107 $ 934 $ 693 $ 395 $ 267 Non-Interest Bearing Current Liabilities (2) $(585) $(528) $(312) $(227) $(219) $(220) $(119) $(53) Accounts Payable $(311) $(289) $(193) $(118) $(80) $(67) $(43) $(29) Accrued Liabilities $(270) $(234) $(118) $(109) $(137) $(142) $(76) $(24) Accounts Payable & Accrued Liabilities - Related Party $ 0 $(1) $ 0 $ 0 $(2) $(2) $(0) $(0) Deferred Revenue $(2) $(5) $ 0 $ 0 $ 0 $(9) $ 0 $ 0 Gross Capital Invested (2) $2,645 $ 2,375 $ 2,201 $ 1,513 $ 1,204 $ 830 $ 450 $ 321 Adjusted EBITDA (1) (2) $576(3) $ 121 $ 58 $ 291 $ 444 $ 281 $(6) $ 41 CROCI (1) (2) 22%(3) 5% 3% 21% 44% 44% (1)% CROCI Reconciliation (1) Adjusted EBITDA and CROCI are financial measures not presented in accordance with GAAP. (2) Amounts above may not add up to total due to rounding. (3) Represents 1H 2022 Annualized EBITDA